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                                                                     Exhibit 4.3




                             [Front of Certificate]



NUMBER                                                               SHARES
________                                                             ________



                                CORECOMM LIMITED
                     INCORPORATED UNDER THE LAWS OF DELAWARE


                                 PREFERRED STOCK
             Shares of Series C Junior Participating Preferred Stock
                 par value $0.01 per share, of CoreComm Limited



THIS CERTIFIES THAT _________________________________________________ is the
owner of ______________________________________Shares of the Preferred Stock of
CORECOMM LIMITED fully paid and non-assessable, transferable only on the books of the Corporation in person or by Attorney upon surrender of this Certificate properly endorsed. In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers, and its Corporate Seal to be hereunto affixed this _____ day of __________ A.D. _____.



-----------------------------                      -----------------------------
    Secretary/Treasurer                                      President









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                              [Back of Certificate]



THE SHARES OF SERIES C JUNIOR PARTICIPATING PREFERRED STOCK EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND SUCH SHARES OF PREFERRED STOCK MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH STATE SECURITIES LAWS.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full a ccording to applicable laws or regulations:

         TEN COM -- as tenants in common UNIF GIFT MIN ACT -- . . .
                    Custodian . . . under
         TEN ENT -- as tenants by the entireties (Cust) (Minor)
         JT TEN  -- as joint tenants with right of survivo Uniform Gifts to
                    Minors Act . . . and not as tenants in common       (state)


         Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, _____ HEREBY SELL, ASSIGN AND TRANSFER UNTO


PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE



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______________________________________SHARES REPRESENTED BY THE WITHIN
CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT
________________________ ATTORNEY TO TRANSFER THE SAID SHARES ON THE BOOKS
OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.



                                    DATED: ________________________________
                                    IN PRESENCE OF




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